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                                                                   EXHIBIT 10.20


THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS IT IS SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER SAID ACT AND LAWS. THIS NOTE IS SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO SENIOR INDEBTEDNESS DUE TO NATIONSBANK, N.A. AND/OR CERTAIN OTHER BANKS OR FINANCIAL INSTITUTIONS, AS PROVIDED IN THE SUBORDINATION AGREEMENT DATED AS OF JULY 12, 1996 BY AND AMONG ENTERWORKS.COM, INC., A DELAWARE CORPORATION, TELOS CORPORATION, A MARYLAND CORPORATION, NATIONSBANK, N.A. AND THE HOLDERS IDENTIFIED IN SCHEDULE A THERETO.

                              ENTERWORKS.COM, INC.
                             CAPITAL STOCK PURCHASE
                                SERIES A WARRANT


       This certifies that, for value received,________________________________,
_______________________________________________________ is entitled to purchase and receive from enterWorks.com, inc. (the "Company"), during the period hereinafter provided, _________________ fully paid and non-assessable shares of the $.01 parvalue common voting stock of the Company (the "Capital Stock" or "Common Stock") upon surrender hereof, at the principal office of the Company in Ashburn, Virginia, and simultaneous payment of the purchase price of $1.00 for each share of the Capital Stock so to be purchased; such number of shares and such purchase price per share being subject, however, to adjustment as hereinafter provided. The purchase price per share, as adjusted from time to time, is hereinafter referred to as the "Purchase Price."

       This Warrant shall be exercisable commencing July 12, 1996, that being the issuance date of that certain Series A Senior Subordinated Unsecured Note Due July 11, 2001, issued by the Company to the Holder of this Series A Warrant, and shall expire on July 11, 2006.

       1.     Purchase Price Adjustments.

              a. General. The Purchase Price shall be subject to adjustment from time to time pursuant to the terms of this Section 1.

              b.     Diluting Issuances.

                     (1) Special Definitions. For purposes of this Subsection 1b, the following definitions shall apply:

                            (A)    "Option" shall mean rights, options or
warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, excluding options to acquire shares described in clauses
(i) or (ii) of subsection 1b(1)(D) below.

                            (B)    "Original Issue Date" shall mean the date on
which this Warrant was first issued.

                            (C)    "Convertible Securities" shall mean any
evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.



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                            (D)    "Additional Shares of Common Stock" shall
mean all shares of Common Stock issued (or, pursuant to Subsection 1b(2) below, deemed to be issued) by the Company after the Original Issue Date, other than shares of Common Stock issued or issuable:

                                   (i)    by reason of a dividend, stock split,
split-up or other distribution on shares of Common Stock that are excluded from the definition of Additional Shares of Common Stock by this clause; or

                                   (ii)   to employees or directors of, or
consultants to, the Company pursuant to a plan adopted by the Board of Directors of the Company;

                     (2) No Adjustment of Purchase Price. No adjustments to the Purchase Price shall be made unless the consideration per share (determined pursuant to Subsection 1b(5)) for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Purchase Price in effect on the date of, and immediately prior to, the issue of such Additional Shares.

                     (3) Issue of Securities Deemed Issue of Additional Shares of Common Stock. If the Company at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number ) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 1b(5) hereof) of such Additional Shares of Common Stock would be less than the Purchase Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                            (A)    No further adjustment in the Purchase Price
shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                            (B)    If such Options or Convertible Securities by
their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, upon the exercise, conversion or exchange thereof, the Purchase Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase becoming effective, be recomputed to reflect such increase insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                            (C)    Upon the expiration or termination of any
unexercised Option, the Purchase Price shall not be readjusted, but the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall not be deemed issued for purposes of any subsequent adjustment of the Purchase Price;

                            (D)    In the event of any change in the number of
shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security,



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including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Purchase Price then in effect shall forthwith be readjusted to such Purchase Price as would have obtained had the adjustment which was made upon the issuance of such Option or Convertible Security not exercised or converted prior to such change been made upon the basis of such change; and

                            (E)    No readjustment pursuant to Clause (B) or (D)
above shall have the effect of increasing the Purchase Price to an amount which exceeds the lower of (i) the Purchase Price on the original adjustment date, or
(ii) the Purchase Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

                     (4) Adjustment of Purchase Price Upon Issuance of Additional Shares of Common Stock. In the event the Company shall at any time after the Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 1b(3), but excluding shares issued as a dividend or distribution or upon a stock split or combination as provided in Subsection 1c), without consideration or for a consideration per share less than the Purchase Price in effect on the date of and immediately prior to such issue, then and in such event, such Purchase Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Purchase Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Purchase Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; provided that, (i) for the purpose of this Subsection 1b(4), all shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding (other than shares excluded from the definition of "Additional Shares of Common Stock" by virtue of Clause (ii) of subsection 1b(1)(D)), and
(ii) the number of shares of Common Stock deemed issuable upon the conversion of such outstanding Options and Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Option or Convertible Security resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

                     Notwithstanding the foregoing, the applicable Purchase Price shall not be so reduced at such time if the amount of such reduction would be an amount less than $.05, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $.05 or more.

                     (5) Determination of Consideration. For purposes of this Subsection 1b, the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

                            (A)    Cash and Property: Such consideration shall:

                                   (i)    insofar as it consists of cash, be
computed at the aggregate of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends;



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                                   (ii)   insofar as it consists of property
other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                                   (iii)  in the event Additional Shares of
Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in Clauses (i) and (ii) above, as determined in good faith by the Board of Directors.

                            (B)    Options and Convertible Securities. The
consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 1b(3), relating to Options and Convertible Securities, shall be determined by dividing

                                   (x)    the total amount, if any, received or
receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                                   (y)    the maximum number of shares of Common
Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                     (6) Multiple Closing Dates. In the event the Company shall issue on more than one date Additional Shares of Common Stock which are comprised of shares of the same series or class of Preferred Stock, and such issuance dates occur within a period of no more than 120 days, then the Purchase Price shall be adjusted only once on account of such issuances, with such adjustment to occur upon the final such issuance and to give effect to all such issuances as if they occurred on the date of the final such issuance.

              c. Recapitalizations. If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.

              d. Mergers, etc. If there shall occur any capital reorganization or reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination as provided for in Subsection 1c, above), or any consolidation or merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, then, as part of any such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger or sale, as the case may be, such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant, such that the provisions


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set forth in this Section 1 (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

              e. Certificate of Adjustment. When any adjustment is required to be made pursuant to this Section 1, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following such adjustment.

       2.     Registration Rights.

              a. Certain Definitions. As used in this Warrant, the following terms shall have the following respective meanings:

              "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

              "Capital Stock" or "Common Stock" means the common stock, $.01 par value per share, of the Company.

              "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

              "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

              "Registration Expenses" means the expenses described in Subsection e.

              "Registrable Shares" means the shares of Common Stock issued or issuable upon exercise of this Warrant or other Series A Warrants issued contemporaneously; provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale of such Registrable Shares pursuant to a Registration Statement or Rule 144 under the Securities Act. Wherever reference is made in this Warrant to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon exercise of the Warrant even if such exercise conversion has not yet been effected.

              "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

              "Stockholders" means the Holders and any persons or entities to whom the rights granted under this Warrant are transferred by any Holders, their successors or assigns pursuant to Section 4 hereof.

       b.     Required Registrations.

                     (1) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Stockholder or Stockholders holding in the aggregate at least 20% of the Registrable Shares issued pursuant to the Series A Warrants may request the Company, in writing, to effect the registration on Form S-3 (or such successor form), of Registrable Shares having an aggregate offering price of at least Five Hundred Thousand Dollars ($500,000) (based on the then current public market price). Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to the Company



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within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election; provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Registrable Shares requested to be registered by all Stockholders may not be included in the offering, then all Stockholders who have requested registration shall participate in the registration pro rata based upon the number of Registrable Shares which they have requested to be so registered. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 (or such successor form) of all Registrable Shares which the Company has been requested to so register.

                     (2) The Company shall not be required to effect more than 3 registrations pursuant to Subparagraph (1) above nor within six months after the effective date of any other Registration Statement of the Company (other than on Form S-3, or S-8, or any successor form).

                     (3) If at the time of any request to register Registrable Shares pursuant to this Subsection b, the Company is engaged or has fixed plans to engage within 30 days of the time of the request in a registered public offering as to which the Stockholders may include Registrable Shares pursuant to Subsection c or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of six months from the effective date of such offering or the date of commencement of such other material activity, as the case may be.

              c.     Incidental Registration.

                     (1) Whenever the Company proposes to file a Registration Statement (other than pursuant to Subsection b(2)) at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Subsection c without obligation to any Stockholder.

                     (2) In connection with any registration under this Subsection c involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided that such terms must be consistent with this Warrant). If in the opinion of the managing underwriter it is appropriate because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto). If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

              d. Registration Procedures. If and whenever the Company is required by the provisions of this Warrant to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

                     (1) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;



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                     (2)    as expeditiously as possible prepare and file with
the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 120 days after the effective date thereof;

                     (3) as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

                     (4) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; provided, however, that the Company shall not be required in connection with this Subparagraph (4) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

              If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholders shall be free to resume making offers of the Registrable Shares.

              e. Allocation of Expenses. The Company will pay all Registration Expenses of all registrations under this Warrant; provided, however, that if a registration under Subsection b is withdrawn at the request of the Stockholders requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and if the requesting Stockholders elect not to have such registration counted as a registration requested under Subection b, the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Subsection e, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Warrant, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the selling Stockholders to represent the selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Stockholders' own counsel (other than the counsel selected to represent all selling Stockholders).

              f.     Indemnification and Contribution.

                     (1) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Warrant, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller,


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underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

                     (2) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Warrant, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Stockholders hereunder shall be limited to an amount equal to the proceeds to each Stockholder of Registrable Shares sold in connection with such registration.

                     (3) Each party entitled to indemnification under this Subsection f (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Subsection f. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

                     (4) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Warrant, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Subsection f but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Subsection f provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Stockholder or any such controlling person in circumstances for which indemnification is provided under this Subsection f; then, in each such case, the Company and such Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within



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the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

              g. Indemnification with Respect to Underwritten Offering. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Subsection b, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

              h. Information by Holder. Each Stockholder including Registrable Shares in any registration shall furnish to the Company such information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Warrant.

              i. "Stand-Off" Agreement". Each Stockholder, if requested by the Company and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company pursuant to a Registration Statement, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a specified period of time (not to exceed 180 days) following the effective date of such Registration Statement; provided, that:

                     (1) such agreement shall only apply to the first Registration Statement covering Common Stock to be sold on its behalf to the public in an underwritten offering; and

                     (2) all Stockholders holding not less than the number of shares of Common Stock held by such Stockholder (including shares of Common Stock issuable upon the conversion of Shares, or other convertible securities, or upon the exercise of options, warrants or rights) and all officers and directors of the Company enter into similar agreements.

              j. Termination. All of the Company's obligations to register Registrable Shares under this Warrant shall terminate on the tenth anniversary of this Warrant.

       3.     Exercise of Warrant.

              a. The Company covenants that it will at all times maintain an available and adequate reserve of duly authorized but unissued share of its Capital Stock, free from preemptive rights, sufficient to effect the full exercise of this Warrant as herein provided, and that it will at all times maintain in full force and effect an appropriate permit of the Delaware Commissioner of Corporations authorizing the issuance and sale by the Company of all shares of Capital Stock issuable upon exercise of this Warrant by the holder.

              The Company covenants that all shares of Capital Stock issuable upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof.

              The holder hereof may surrender this Warrant for exchange at the principal office of the Company. Within a reasonable time thereafter and without expense (other than transfer taxes, if any) to each holder, the Company shall issue in exchange therefor, in such denominations (of not less than 100 shares) and issued in such name or names as the holder shall designate (if permitted by the Federal Securities laws and the relevant Blue Sky law(s), as amended from time to time), a new certificate or certificates dated the date hereof evidencing the right to purchase the same aggregate number of shares of Capital Stock as are evidenced hereby, and otherwise containing the same provisions and subject to the same terms and conditions of this certificate.

              Upon surrender of this Warrant at the office of the Company accompanied by payment of the appropriate Purchase Price of the Capital Stock in cash or as otherwise allowed herein, the Company shall forthwith cause to be executed, issued and delivered to the holder of the Warrant a certificate or certificates for the proper number of shares of capital stock or other securities of the Company; and the Company covenants that the issuance of this Warrant shall constitute full authority to those of its officers who are charged with the duty of issuing stock certificates to promptly execute, issue and deliver to the holder of the Warrant the necessary certificate for shares of Capital Stock or other securities of the Company required by such exercise.

              This Warrant may be exercised in accordance with its terms prior to expiration as a whole, or from time to time in part. In the event of partial exercise of the Warrant, the Company shall, in addition to delivery of the securities thereby purchased, deliver to the holder of the Warrant, a new Warrant for the remaining shares then subject to the unexercised portion of the Warrant; such new Warrant being dated the date hereof and otherwise containing the same provisions and subject to the same conditions and subject to the same terms and conditions as this Warrant. Certificates for shares of Capital Stock or other securities of the Company issuable by reason of the exercise of Warrants shall be dated and shall be effective as of the date of the surrender of the Warrants for exercise or acceptance of the offering of shares or other securities, as the case may be, and the payment of the appropriate Purchase Price, notwithstanding any delay in the actual execution, issuance or delivery of the certificates or securities so purchased.

              This Warrant shall be registered on the books of the Company, which shall be kept at its principal office for that purpose, and shall be transferable only on said books by the holder hereof in person or by duly authorized attorney upon surrender of this Warrant properly endorsed.

              b. This Warrant may be exercised by the holder hereof, in whole or in part, by surrendering this Warrant at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

              c. The holder hereof may, at its option, elect to pay some or all of the Purchase Price payable upon an exercise of this Warrant by canceling a portion of this Warrant exercisable for such number of Warrant Shares as is determined by dividing (i) the total Purchase Price payable in respect of the number of Warrant Shares being purchased upon such exercise by (ii) the excess of the Fair Market Value per share of Common Stock as of the effective date of exercise (the "Exercise Date") over the Purchase Price per share. The Fair Market Value per share of Common Stock shall be determined as follows:

                     (1) If the Common Stock is listed on a national securities exchange, the NASDAQ National Market System, the NASDAQ system, or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the last reported sale price per share of Common Stock thereon on the Exercise Date; or, if no such price is reported on such date, such price on the next preceding business day (provided that if no such price is reported on the next preceding business day, the Fair Market Value per share of Common Stock shall be determined pursuant to Clause (2)).

                     (2) If the Common Stock is not listed on a national securities exchange, the NASDAQ National Market System, the NASDAQ system or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company); and, upon request of the holder hereof, the Board of Directors (or a representative thereof) shall promptly notify the holder hereof of the Fair Market Value per share of Common Stock. Notwithstanding the foregoing, if the Board of Directors has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Fair Market Value per share of Common Stock shall be the amount next determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company), (B) the Board of Directors shall make such a determination within 30 days of a request by the holder hereof that it do so, and (C) the exercise of this Warrant pursuant to this Subsection 3c shall be delayed until such determination is made.

              4. Transfers of Rights. This Warrant, and the rights and obligations of each holder hereof, may be assigned by such holder hereof to any person or entity to which not fewer than 100 Shares (issued or issuable under this Warrant) are transferred by such holder hereof, and such transferee shall be deemed a "holder hereof" for purposes of this Warrant; provided that the transferee provides written notice of such assignment to the Company.

              5. Co-Sale. If Telos Corporation ("Telos") intends at any time to sell equity securities of the Company (the "Offered Shares") (a) having the right, or (b) in a transaction providing the prospective purchaser with the right, to elect a majority of the Board of Directors of the Company, Telos shall promptly give notice (the "Notice") to the holders hereof of the material terms of the proposed sale, and the holders hereof shall indicate within twenty (20) days of such notice the number of shares of Capital Stock which they wish to sell in such transaction. Telos shall use its best efforts to interest the prospective purchaser in purchasing, in addition to the Offered Shares, the shares the holders hereof wish to sell. If the prospective purchaser does not wish to purchase all of the shares made available by Telos and the holders hereof, then each holder hereof and Telos shall be entitled to sell, at the price and on the terms and conditions set forth in the Notice, a portion of the shares being sold to the prospective purchaser, in the same proportion as Telos' or the holder's ownership of shares bears to the aggregate number of shares owned by Telos and the holders hereof.

              6.     General.

                     a. Notices. All notices, requests, consents, and other communications under this Warrant shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

                     If to the Company, at 19886 Ashburn Road, Ashburn, VA 20147, Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to the Holders, with a copy to the Chief Financial Officer and General Counsel; or

                     If to a holder hereof, at his or its address set forth above, or at such other address or addresses as may have been furnished to the Company in writing by such holder hereof.

                     Notices provided in accordance with this Section 6 shall be deemed delivered upon personal delivery or two business days after deposit in the mail.

                     b. Entire Agreement. This Warrant embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                     c. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least 90% of the Registrable Shares; provided, that this Warrant may be amended with the consent of the holders of less than all Registrable Shares only in a manner which affects all Registrable Shares in the same fashion. No waivers of or exceptions to any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

                     d. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Fair Market Value per share of Common Stock, as determined in good faith by the Board of Directors or as quoted if the Common Stock is publicly traded on the day the Warrant was exercised.


Executed in Ashburn, Virginia as of the 12th day of July, 1996.

                                       enterWorks.com, inc.




                                       By:
                                          -----------------------------------
                                           Robert Lewis
                                           President



[SEAL]

Attest:
            Gerald D. Calhoun, Secretary



                                       TELOS CORPORATION
                                       (as to Clause 5 only)



                                       By:
                                          -----------------------------------
                                       William L.P. Brownley
                                       Vice President and General Counsel



[SEAL]

Attest:
            Gerald D. Calhoun, Secretary